SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Report):  February 22, 2005

Bradley Operating Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	001-31297	04-3306041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

131 Dartmouth Street Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

(617) 247-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K is furnished under Item 2.02—”Results of Operations and Financial Condition.” This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On February 22, 2005, Heritage Property Investment Trust, Inc. (the “Company”), the sole shareholder of the general partner of Bradley Operating Limited Partnership, issued a press release announcing its financial results for the fourth quarter of 2004.  That press release referred to certain supplemental information that is available on the Company’s website.  The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

 Item 9.01.                                       Financial Statements and Exhibits.

 (c) Exhibits.

99.1	Press release dated February 22, 2005 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Heritage Property Investment Trust, Inc. filed on February 22, 2005).

99.2

Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended December 31, 2004 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of Heritage Property Investment Trust, Inc. filed on February 22, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRADLEY OPERATING LIMITED PARTNERSHIP

By: Heritage-Austen Acquisition, Inc., its General Partner

/s/David G. Gaw
David G. Gaw
Senior Vice President, Chief Financial Officer and Treasurer

Dated:	February 22, 2005